UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549

                                    FORM 8-K

                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

         DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) MARCH 17, 2005

                               PROCOREGROUP, INC.
                               ------------------

             (Exact name of registrant as specified in its charter)

          California                     000-25416               33-0563989
--------------------------------  ------------------------  --------------------
(State or other jurisdiction of   (Commission File Number)   (I.R.S. Employer
 incorporation or organization)                             Identification No.)


               14255 US Highway 1, Suite 2180
                    Juno Beach, Florida                        33408
        ------------------------------------------     --------------------
         (Address of Principal Executive Offices)           (Zip Code

        Registrant's telephone number, including area code: 561-860-8511

          2250 Warrensville Center Road, University Heights, Ohio 44118
--------------------------------------------------------------------------------
          (Former Name or Former Address, If Changed Since Last Report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[_]     Written communications pursuant to Rule 425 under the Securities Act (17
CFR 230.425)

[_]     Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17
CFR 240.14a-12)

[_]     Pre-commencement communications pursuant to Rule 14-2(b) under the
Exchange Act (17 CFR 240.14d-2(b)

[_]     Pre-commencement communications pursuant to Rule 13e-4(c) under the
Exchange Act (17 CFR 240.13e-4(c)


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ITEM 2.01     COMPLETION OF ACQUISITION OR DISPOSITION OF ASSETS

Reference is herewith made to Item 3.02 (I) and II(a) wherein the Company indicates that on March 17, 2005, it issued 153,333,333 shares of its common stock to Kamal Abdallah, its President in exchange for realty having an appraised valuation of $4,000,000. Such realty consisted of: (i) a commercial building located in Chiefland, Florida consisting of 53,000 square feet located on 4.03 acres; and (ii) five additional income properties located in Orlando, Florida; Oviedo, Florida; and Palm Coast Florida. Kamal Abdallah also paid the Company $100,000.

ITEM 3.02     UNREGISTERED SALES OF EQUITY SECURITIES

(I). On March 17, 2005 One Hundred Fifty Nine Million Three Hundred Thirty Three Thousand Three Hundred Thirty Three (159,333,333) shares of $.001 par value common stock were issued as follows: 153,333,333 were issued to Kamal Abdallah, the Company's Chief Executive Officer, President and Chairman of the Board of the Company, and Six Million (6,000,000) were issued to NUC-NSTEP, LLC.

(II)(a) The transaction referred to in (I) above did not involve underwriters and there were no underwriting discounts or commissions.

(II)(b) Those securities issued to Kamal Abdallah were issued in exchange for real estate owned by Mr. Abdallah and transferred to the Company. Such real estate has an appraised value of $4,000,000 as well as $100,000 in cash. See also Item 2.01 above.

(II)(c) Those securities issued to NUC-NSTEP, LLC., were issued in exchange for certain Company indebtedness owed to NUC-NSTEP, LLC.

(III) The transactions referred to above were exempt transactions in accordance with Section 4(2) as transactions by an Issuer not involving any public offering.

ITEM 5.01     CHANGES IN CONTROL OF REGISTRANT

As of March 3, 2005, the Registrant had Fifty One Million Six Hundred Eleven Thousand One Hundred Eighty Nine (51,611,189) shares issued and outstanding with the largest single shareholder owning Twenty Two Million Two Twenty Two Thousand (22,222,000) shares.

(1)      The individual who acquired control was Kamal Abdallah.

(2)      Kamal Abdallah acquired control on March 17, 2005 (see response to Item
3.02 above).

(3) The basis of control is that Mr. Abdallah now owns in excess of Seventy One (71%) percent of the Company's outstanding common stock. In addition to such stock ownership, Kamal Abdallah serves as Chief Executive Officer, President and Chairman of the Board of the Company.

(4)      Consideration for such shares is indicated in item 3.02 above.


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(5)      Not applicable.

(6) Prior to the transaction discussed herein, Carol Popp owned and still owns 22,222,000 shares of the Company common stock, which, as of March 3, 2005, amounted to approximately Forty Three (43%) percent of all outstanding Company common stock.

(7) There are no arrangements or understandings among members of both the former and new control groups and their associates with respect to election of directors or other matters.

(7)(b) Item 4.03(c) of Regulation S-B is not applicable since there are no voting trust agreements between any persons owning Five (5%) percent or more of the Company's common stock.

ITEM 5.02 DEPARTURE OF DIRECTORS OR PRINCIPAL OFFICERS; ELECTION OF DIRECTORS; APPOINTMENT OF PRINCIPAL OFFICERS

(a)      Not applicable.

(b) George Csatary, formerly Interim Chairman and Chief Executive Officer resigned from such positions by letter dated March 3, 2005. Mr. Csatary continues with the Company as both Board member and Chief Financial Officer.

(c)(1) The Company appointed Kamal Abdallah as Chief Executive Officer, President and Chairman of its Board of Directors on March 3, 2005. The Company also appointed Curtis L. Pree as Chief Operations Officer, Secretary and Board member on March 3, 2005.

(c)(2) The business experience of those newly appointed persons listed directly above is as follows.

Kamal Abdallah is Chairman, President and CEO of ProCore Group Inc. Mr. Abdallah has approximately fifteen years experience in commercial real estate investment and development. Mr. Abdallah attended Oakland Community College and Oakland University in Michigan where he focused his studies in the area of accounting and finance.

Curtis L. Pree is a member of the Board of Directors and serves as its Corporate Secretary and Chief Operations Officer. Mr. Pree is also a Member of Ten And Ten Marketing Group, LLC and serves as its Executive Vice-President heading up their Real Estate Solutions Division. Mr. Pree is a licensed real estate agent in Maryland, Virginia and District of Columbia. Mr. Pree holds a dual baccalaureate in Political Science and English from Howard University.

Neither Messrs. Abdallah or Pree hold directorships in any other reporting companies.

There is no family relationships among directors or executive officers of the Company.

(c)(3) The March 11, 2005 Employment Agreement ("Agreement") between the Company and

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Kamal Abdallah appoints Mr. Abdallah as Chief Executive Officer, President and
Chairman of its Board of Directors for a term of five (5) years with first year annual compensation of Three Hundred Thousand ($300,000) Dollars and issuance of Five Hundred Thousand (500,000) free-trading shares each quarter and an additional Two Million (2,000,000) shares each year. The Agreement also provides for the further issuance of 2,000,000 shares per annum for every One Million ($1,000,000) Dollars in Company net income as well as a bonus of no less than Ten Thousand ($10,000) Dollars per quarter.

Curtis L. Pree was elected as a new Director (on March 9, 2005) and also serves as the Company's Chief Operations Officer and Secretary. Mr. Pree's Agreement, dated March 9, 2005 is a one (1) year Agreement with the Company and provides for an annual salary of Seventy Five Thousand ($75,000) Dollars as well as issuance to him of Five Million (5,000,000) restrictive shares and a further Five Hundred Thousand (500,000) free-trading shares.


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                                    SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this first amendment to the report to be signed on its behalf by the undersigned hereunto duly authorized.

                                               PROCOREGROUP INC.


                                               /s/
                                               ---------------------------------
                                               Name:  Kamal Abdallah
                                               Title:  Chief Executive Officer,
                                               President, and Chairman

Date: March 21, 2005


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